Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 995,290,000
Previously Paid Amount	0
Total Fee Amount	137,449.56
Total Offset Amount	0
Net Fee	$ 137,449.56